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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Tarrant Apparel Group, a California corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of December 10, 2003.

                                            ATLAS CAPITAL (Q.P.), L.P.

                                            By:  Atlas Capital Management, L.P.,
                                                 its general partner
                                            By:  RHA, Inc., its general partner

                                            By:  /s/ Robert H. Alpert
                                                 -------------------------------
                                                 Robert H. Alpert
                                                 President

                                            ATLAS CAPITAL MASTER FUND, L.P.

                                            By:  Atlas Capital Management, L.P.,
                                                 its general partner
                                            By:  RHA, Inc., its general partner

                                            By:  /s/ Robert H. Alpert
                                                 -------------------------------
                                                 Robert H. Alpert
                                                 President

                                            ATLAS CAPITAL MANAGEMENT, L.P.

                                            By:  RHA, Inc., its general partner

                                            By:  /s/ Robert H. Alpert
                                                 -------------------------------
                                                 Robert H. Alpert
                                                 President

                                            RHA, INC.

                                            By:  /s/ Robert H. Alpert
                                                 -------------------------------
                                                 Robert H. Alpert
                                                 President

                                            /s/ Robert H. Alpert
                                            ------------------------------------
                                            ROBERT H. ALPERT